UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05125

BNY Mellon Variable Investment Fund
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/2020

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Appreciation Portfolio

Growth and Income Portfolio

Government Money Market Portfolio

Opportunistic Small Cap Portfolio

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Variable Investment Fund, Appreciation Portfolio

ANNUAL REPORT December 31, 2020

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2020 through December 31, 2020, as provided by portfolio managers Alan Christensen, Catherine Crain, Gentry Lee, Christopher Sarofim, Charles Sheedy and Fayez Sarofim of Fayez Sarofim & Co., Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended December 31, 2020, BNY Mellon Variable Investment Fund, Appreciation Portfolio’s Initial shares achieved a total return of 23.69%, and its Service shares achieved a total return of 23.38%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of 18.40% for the same period.2

The reporting period was characterized by market volatility, as the world confronted the COVID-19 pandemic, which forced a global shutdown to contain the spread. The fund outperformed its benchmark largely due to favorable stock selection in the financials sector as well as favorable asset allocation and stock selection in the information technology, health care, consumer discretionary and industrials sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the fund normally invests at least 80% of its net assets in common stocks. The fund focuses on blue-chip companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, we identify economic sectors we believe will expand over the next three to five years or longer. Using fundamental analysis, we then seek companies within these sectors that have proven track records and dominant positions in their industries. The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover rate of below 15%. A low portfolio turnover rate helps reduce the fund’s trading costs and can help limit the distribution of capital gains generated due to portfolio turnover.3

Stocks Recover in Response to Policy Measures and Vaccine Progress

The 12-month period ended December 31, 2020 was characterized by market volatility as the world confronted the COVID-19 pandemic, which forced a global shutdown to contain the spread. The S&P 500® Index peaked on February 19, 2020 at 3,386 and then entered a bear market, as shares dropped precipitously to bottom at 2,237 on March 23, 2020 and the dominant market narrative shifted from steady economic growth to worldwide economic shutdown by first quarter’s end. The U.S. government implemented travel restrictions, business closures and stay-at-home mandates. Congress passed the bipartisan Coronavirus Aid, Relief, Economic Security (CARES) Act, a $2 trillion stimulus package that includes direct payments of up to $1,200 to individuals and emergency lending facilities for small businesses, corporations and states. The Federal Reserve (the “Fed”) cut the federal funds rate twice to 0-25 basis points, increased bond purchases, and formed lending facilities to

2

maintain liquidity in the markets. The Index finished the first quarter down -19.6%, as uncertainty around the economic impact of the pandemic weighed on investors.

From April through the end of October 2020, the Index recovered its losses, as a combination of accommodative Fed policy, positive vaccine development news and successful social distancing measures turned sentiment positive. As the year progressed, the U.S. began to report improved virus statistics as a result of social distancing and shelter-in-place mandates. Throughout the country, states began the phased reopening of businesses, and oil prices recovered as driving and flight activity picked up.

The Index concluded the year on a positive note, driven by the conclusion of a contentious presidential election in the U.S. and multiple positive vaccine development headlines. The U.S. election concluded with former Vice President Joseph Biden defeating incumbent Donald Trump after winning a number of battleground states. Markets remained volatile over the course of the month as Mr. Trump did not concede, but official recounts and certifications reaffirmed Mr. Biden’s victory. Markets reacted positively to Mr. Biden’s more moderate policy stances on international trade and foreign policy, along with the prospect for a divided government that limits major tax or regulatory changes. Shifting to COVID-19 headlines, Pfizer-BioNTech announced a 90% efficacy rate for its successful vaccine trial. Further boosting positive sentiment, AstraZeneca and Moderna announced their own successful vaccine trial data shortly afterwards. Positive sentiment took hold as investors began to think about a timeline for vaccine distribution and a path to normalization.

The Index’s strong performance in 2020 is attributed to technology companies that benefited from citizens staying at home, including social media, e-commerce and software, while energy, airlines and retailers felt the negative impact of reduced travel demand. The best performing sectors of the Index included information technology, consumer discretionary and communication services. The laggards for the period included the financials and real estate sectors along with the energy sector, which bore the brunt of the travel restriction impacts.

Asset Allocation and Stock Selection Drove Performance

The fund outperformed the Index in 2020, driven by the dual impact of strong stock selection and strategic sector allocation. Within the financials sector, the fund benefited from overweighting the capital markets subsector and underweighting the challenged banking subsector. The fund’s overweight allocation in the information technology sector coupled with an advantageous stock selection contributed positively to results for the period. The dual impact of a positive allocation and positive selection effect across the portfolio’s holdings in the health care, consumer discretionary and industrials sectors added value to the fund for the period. Strategic underweighting of both real estate and utilities sectors benefited the fund, as the sectors were significant laggards in the period. The fund’s holdings benefited from the shift in consumer spending towards productivity software, social media and e-commerce as a result of the work-from-home and shelter-in-place mandates. The top contributors to relative returns included Apple, Amazon,com, Microsoft, Facebook and ASML Holding.

Conversely, the fund’s overweight allocation and inopportune stock selection in the consumer staples sector detracted from results for the period. The top detractors from

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

relative performance included Exxon Mobil, American Express, JP Morgan Chase & Co., Raytheon Technologies and Linde.

Focused on Companies with Strong Cash Flows, Solid Balance Sheets and Diversified Revenue Streams

Rather than try to predict the sentiment shifts that will continue to characterize this unusual time in the financial markets, the fund’s investment approach remains focused on the long-term. While COVID-19 remains a significant threat to economic activity and corporate profits in the shorter term, the portfolio emphasizes companies that we believe possess resilient cash flows, solid balance sheets, and geographically diverse revenue streams. We believe that those characteristics offer protection against uncertainty associated with additional waves of infections, high unemployment and rising geopolitical tensions. We expect continued volatility as certain industries face impacts from the virus or a slowdown in economic activity. At the same time, the portfolio’s simultaneous focus on quality businesses operating in attractive, growing industries and led by management teams whom we consider to be excellent allocators of capital, position the portfolio to consistently deliver revenue and earnings growth over the long term.

January 15, 2021

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), the fund can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Variable Investment Fund, Appreciation Portfolio made available through insurance products may be similar to those of other funds managed by BNY Mellon Investment Adviser. Inc.. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon fund.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Initial shares and Service shares of BNY Mellon Variable Investment Fund, Appreciation Portfolio with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a hypothetical investment of $10,000 made in each Initial shares and Service shares of BNY Mellon Variable Investment Fund, Appreciation Portfolio on 12/31/10 to a hypothetical investment of $10,000 made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial shares and Service shares. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/2020
	1 Year	5 Years	10 Years
Initial shares	23.69%	16.59%	12.72%
Service shares	23.38%	16.30%	12.44%
S&P 500® Index	18.40%	15.21%	13.87%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Variable Investment Fund, Appreciation Portfolio from July 1, 2020 to December 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2020

	Initial Shares	Service Shares
Expense paid per $1,000†	$4.52	$5.91
Ending value (after expenses)	$1,220.60	$1,219.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2020

	Initial Shares	Service Shares
Expense paid per $1,000†	$4.12	$5.38
Ending value (after expenses)	$1,021.06	$1,019.81

†  Expenses are equal to the fund’s annualized expense ratio of .81% for Initial Shares and 1.06% for Service Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
December 31, 2020

Description	Shares		Value ($)
Common Stocks - 99.5%
Banks - 2.2%
JPMorgan Chase & Co.	74,925		9,520,719
Capital Goods - 1.0%
Otis Worldwide	22,225		1,501,299
Raytheon Technologies	40,075		2,865,763
			4,367,062
Commercial & Professional Services - 1.7%
IHS Markit	32,500		2,919,475
Verisk Analytics	21,490		4,461,109
			7,380,584
Consumer Durables & Apparel - 4.3%
Hermes International	2,677		2,878,726
LVMH	14,200		8,872,595
NIKE, Cl. B	48,440		6,852,807
			18,604,128
Consumer Services - 1.6%
McDonald's	32,475		6,968,486
Diversified Financials - 6.6%
BlackRock	15,850		11,436,409
Intercontinental Exchange	72,025		8,303,762
S&P Global	27,650		9,089,384
			28,829,555
Energy - 1.3%
Chevron	67,750		5,721,488
Exxon Mobil	1		41
			5,721,529
Food, Beverage & Tobacco - 8.2%
Altria Group	94,950		3,892,950
Nestle, ADR	62,200		7,327,160
PepsiCo	50,300		7,459,490
Philip Morris International	98,450		8,150,675
The Coca-Cola Company	157,125		8,616,735
			35,447,010
Health Care Equipment & Services - 6.8%
Abbott Laboratories	83,950		9,191,685
Intuitive Surgical	7,400	[a]	6,053,940
Masimo	13,425	[a]	3,603,002
UnitedHealth Group	30,050		10,537,934
			29,386,561
Household & Personal Products - 3.3%
The Estee Lauder Companies, Cl. A	54,450		14,494,045

7

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.5% (continued)
Insurance - 3.3%
Chubb	34,300		5,279,456
The Progressive	90,750		8,973,360
			14,252,816
Materials - 4.0%
Air Products & Chemicals	41,200		11,256,664
The Sherwin-Williams Company	8,175		6,007,889
			17,264,553
Media & Entertainment - 12.3%
Alphabet, Cl. C	11,094	[a]	19,435,357
Comcast, Cl. A	181,165		9,493,046
Facebook, Cl. A	82,085	[a]	22,422,339
The Walt Disney Company	12,755	[a]	2,310,951
			53,661,693
Pharmaceuticals Biotechnology & Life Sciences - 3.7%
AbbVie	29,350		3,144,853
Novo Nordisk, ADR	106,250	[b]	7,421,563
Roche Holding, ADR	127,050		5,569,872
			16,136,288
Retailing - 6.0%
Amazon.com	7,950	[a]	25,892,593
Semiconductors & Semiconductor Equipment - 5.5%
ASML Holding	18,800		9,169,136
Texas Instruments	90,750		14,894,797
			24,063,933
Software & Services - 16.8%
Adobe	12,800	[a]	6,401,536
Automatic Data Processing	14,290		2,517,898
Broadridge Financial Solutions	15,775		2,416,730
Intuit	16,350		6,210,548
Mastercard, Cl. A	13,925		4,970,390
Microsoft	149,985		33,359,664
Visa, Cl. A	78,850	[b]	17,246,860
			73,123,626
Technology Hardware & Equipment - 7.6%
Apple	249,850		33,152,596
Transportation - 3.3%
Canadian Pacific Railway	18,150		6,292,424
Union Pacific	38,400		7,995,648
			14,288,072
Total Common Stocks (cost $145,793,453)			432,555,849

8

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,537,249)	0.09	1,537,249	[c]	1,537,249
Total Investments (cost $147,330,702)		99.9%		434,093,098
Cash and Receivables (Net)		.1%		482,431
Net Assets		100.0%		434,575,529

ADR—American Depository Receipt

aNon-income producing security.

bSecurity, or portion thereof, on loan. At December 31, 2020, the value of the fund’s securities on loan was $23,249,722 and the value of the collateral was $23,723,820, consisting of U.S. Government & Agency securities.

cInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	30.0
Communication Services	12.3
Financials	12.1
Consumer Discretionary	11.8
Consumer Staples	11.5
Health Care	10.5
Industrials	6.0
Materials	4.0
Energy	1.3
Investment Companies	.4
99.9

† Based on net assets.
See notes to financial statements.

9

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 12/31/19($)	Purchases($)†	Sales ($)	Value 12/31/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	-	42,683,017	(41,145,768)	1,537,249.4		4,759
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	-	14,506,220	(14,506,220)	-	-	21,869††
Total	-	57,189,237	(55,651,988)	1,537,249.4		26,628

†  Inclusive reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $23,249,722)—Note 1(c):
Unaffiliated issuers	145,793,453	432,555,849
Affiliated issuers	1,537,249	1,537,249
Receivable for investment securities sold		418,522
Dividends and securities lending income receivable		370,691
Tax reclaim receivable		148,184
Receivable for shares of Beneficial Interest subscribed		40,933
Prepaid expenses		6,150
		435,077,578
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		229,679
Due to Fayez Sarofim & Co.		78,855
Payable for shares of Beneficial Interest redeemed		122,510
Trustees’ fees and expenses payable		2,470
Other accrued expenses		68,535
		502,049
Net Assets ($)		434,575,529
Composition of Net Assets ($):
Paid-in capital		103,280,475
Total distributable earnings (loss)		331,295,054
Net Assets ($)		434,575,529

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	298,456,284	136,119,245
Shares Outstanding	6,325,359	2,920,823
Net Asset Value Per Share ($)	47.18	46.60

See notes to financial statements.

11

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income ($):
Income:
Cash dividends (net of $136,108 foreign taxes withheld at source):
Unaffiliated issuers	6,300,978
Affiliated issuers	4,636
Income from securities lending—Note 1(c)	21,869
Total Income	6,327,483
Expenses:
Investment advisory fee—Note 3(a)	2,090,969
Sub-investment advisory fee—Note 3(a)	854,057
Distribution fees—Note 3(b)	311,391
Professional fees	90,741
Prospectus and shareholders’ reports	41,933
Trustees’ fees and expenses—Note 3(c)	34,115
Loan commitment fees—Note 2	15,244
Chief Compliance Officer fees—Note 3(b)	13,982
Custodian fees—Note 3(b)	13,144
Shareholder servicing costs—Note 3(b)	2,299
Interest expense—Note 2	370
Miscellaneous	18,890
Total Expenses	3,487,135
Investment Income—Net	2,840,348
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	44,313,889
Net realized gain (loss) on forward foreign currency exchange contracts	(675)
Capital gain distributions from affiliated issuers	123
Net Realized Gain (Loss)	44,313,337
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	39,126,298
Net Realized and Unrealized Gain (Loss) on Investments	83,439,635
Net Increase in Net Assets Resulting from Operations	86,279,983

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
Operations ($):
Investment income—net	2,840,348	3,846,953
Net realized gain (loss) on investments	44,313,337	32,180,579
Net change in unrealized appreciation (depreciation) on investments	39,126,298	78,909,309
Net Increase (Decrease) in Net Assets Resulting from Operations	86,279,983	114,936,841
Distributions ($):
Distributions to shareholders:
Initial Shares	(24,163,384)	(31,343,479)
Service Shares	(10,803,682)	(15,388,567)
Total Distributions	(34,967,066)	(46,732,046)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	8,597,229	5,039,499
Service Shares	15,542,813	8,181,769
Distributions reinvested:
Initial Shares	24,163,384	31,343,479
Service Shares	10,803,682	15,388,567
Cost of shares redeemed:
Initial Shares	(42,643,713)	(34,228,478)
Service Shares	(35,436,301)	(29,712,974)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(18,972,906)	(3,988,138)
Total Increase (Decrease) in Net Assets	32,340,011	64,216,657
Net Assets ($):
Beginning of Period	402,235,518	338,018,861
End of Period	434,575,529	402,235,518
Capital Share Transactions (Shares):
Initial Shares
Shares sold	212,187	129,829
Shares issued for distributions reinvested	746,129	858,978
Shares redeemed	(1,036,750)	(880,695)
Net Increase (Decrease) in Shares Outstanding	(78,434)	108,112
Service Shares
Shares sold	412,412	216,261
Shares issued for distributions reinvested	339,325	427,087
Shares redeemed	(867,172)	(773,381)
Net Increase (Decrease) in Shares Outstanding	(115,435)	(130,033)

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Initial Shares	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	42.76	35.84	44.71	41.01	45.23
Investment Operations:
Investment income—net[a]	.33	.43	.53	.56	.68
Net realized and unrealized gain (loss) on investments	7.99	11.58	(3.27)	9.55	2.48
Total from Investment Operations	8.32	12.01	(2.74)	10.11	3.16
Distributions:
Dividends from investment income—net	(.33)	(.46)	(.52)	(.57)	(.69)
Dividends from net realized gain on investments	(3.57)	(4.63)	(5.61)	(5.84)	(6.69)
Total Distributions	(3.90)	(5.09)	(6.13)	(6.41)	(7.38)
Net asset value, end of period	47.18	42.76	35.84	44.71	41.01
Total Return (%)	23.69	36.10	(6.86)	27.33	7.91
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.81	.81	.81	.82
Ratio of net investment income to average net assets	.80	1.10	1.30	1.35	1.64
Portfolio Turnover Rate	8.82	6.71	6.50	3.97	4.19
Net Assets, end of period ($ x 1,000)	298,456	273,832	225,631	271,790	238,340

a Based on average shares outstanding.

See notes to financial statements.

14

Service Shares	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	42.29	35.49	44.34	40.72	44.96
Investment Operations:
Investment income—net[a]	.22	.33	.42	.46	.57
Net realized and unrealized gain (loss) on investments	7.89	11.46	(3.25)	9.46	2.46
Total from Investment Operations	8.11	11.79	(2.83)	9.92	3.03
Distributions:
Dividends from investment income—net	(.23)	(.36)	(.41)	(.46)	(.58)
Dividends from net realized gain on investments	(3.57)	(4.63)	(5.61)	(5.84)	(6.69)
Total Distributions	(3.80)	(4.99)	(6.02)	(6.30)	(7.27)
Net asset value, end of period	46.60	42.29	35.49	44.34	40.72
Total Return (%)	23.38	35.78	(7.10)	27.00	7.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	1.06	1.06	1.06	1.07
Ratio of net investment income to average net assets	.55	.85	1.05	1.11	1.41
Portfolio Turnover Rate	8.82	6.71	6.50	3.97	4.19
Net Assets, end of period ($ x 1,000)	136,119	128,404	112,387	145,485	161,440

a Based on average shares outstanding.
See notes to financial statements.

15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Appreciation Portfolio (the “fund”) is a separate diversified series of BNY Mellon Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (the “Sub-Adviser”), serves as the fund’s sub-investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management

16

estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing

17

NOTES TO FINANCIAL STATEMENTS (continued)

price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of December 31, 2020 in valuing the fund’s investments:

18

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	420,804,528	11,751,321††	-	432,555,849
Investment Companies	1,537,249	-	-	1,537,249

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of December 31, 2020, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and

19

NOTES TO FINANCIAL STATEMENTS (continued)

amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2020, The Bank of New York Mellon earned $4,153 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the

20

extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $281,098, undistributed capital gains $44,251,560 and unrealized appreciation $286,762,396.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2020 and December 31, 2019 were as follows: ordinary income $2,791,417 and $4,291,330, and long-term capital gains $32,175,649 and $42,440,716, respectively.

21

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2020 was approximately $14,208 with a related weighted average annualized interest rate of 2.60%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .5325% of the value of the fund’s average daily net assets. Pursuant to a sub-investment advisory agreement with the Sub-Adviser, the fund pays the Sub-Adviser a monthly sub-investment advisory fee at the annual rate of .2175% of the value of the fund’s average daily net assets. Both fees are payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers

22

acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2020, Service shares were charged $311,391 pursuant to the Distribution Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2020, the fund was charged $2,000 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2020, the fund was charged $13,144 pursuant to the custody agreement.

During the period ended December 31, 2020, the fund was charged $13,982 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $193,059, Distribution Plan fees of $28,473, custodian fees of $4,794, Chief Compliance Officer fees of $2,903 and transfer agency fees of $450.

23

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward foreign currency exchange contracts (“forward contracts”), during the period ended December 31, 2020, amounted to $34,436,179 and $86,079,797, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended December 31, 2020 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain

24

on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At December 31, 2020, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2020:

Average Market Value ($)
Forward contracts	9,115

At December 31, 2020, the cost of investments inclusive of derivative contracts for federal income tax purposes was $147,330,702; accordingly, accumulated net unrealized appreciation on investments was $286,762,396, consisting of gross unrealized appreciation.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Appreciation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Appreciation Portfolio (the “Fund”) (one of the funds constituting BNY Mellon Variable Investment Fund), including the statements of investments and investments in affiliated issuers, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Variable Investment Fund) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 9, 2021

26

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2020 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2021 of the percentage applicable to the preparation of their 2020 income tax returns. Also, the fund hereby reports $3.5695 per share as a long-term capital gain distribution paid on March 31, 2020.

27

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 109

———————

Peggy C. Davis (77)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 39

———————

Gina D. France (62)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003-Present)

• Corporate Director and Baldwin Wallace University, Trustee (2013-Present)

• Dance Cleveland, non-profit, Trustee (2001-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 25

———————

28

Joan Gulley (73)
Board Member (2017)
Principal Occupation During Past 5 Years:

• Director, Nantucket Library (2015-Present)

• Governor, Orchard Island Club (2016-Present)

No. of Portfolios for which Board Member Serves: 43

———————

Robin A. Melvin (57)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014 – 2020); Board member, Mentor Illinois (2013-2020)

• Trustee, Westover School, a private girls’ boarding school in Middlebury, Connecticut (2019-Present)

No. of Portfolios for which Board Member Serves: 87

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

29

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 117 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Senior Managing Counsel of BNY Mellon since December 2020; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the the Adviser or an affiliate of the the Adviser. He is 52 years old and has been an employee of the BNY Mellon since April 2004.

30

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Assistant Secretary of the Adviser since 2018; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 132 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 133 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

31

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32

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33

For More Information

BNY Mellon Variable Investment Fund, Appreciation Portfolio
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser
Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston, TX 77010

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0112AR1220

BNY Mellon Variable Investment Fund, Government Money Market Portfolio

ANNUAL REPORT December 31, 2020

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2020 through December 31, 2020, as provided by Bernard W. Kiernan, Jr., Senior Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended December 31, 2020, BNY Mellon Variable Investment Fund, Government Money Market Portfolio produced a yield of 0.21%. Taking into account the effects of compounding, the fund provided an effective yield of 0.21% for the same period.1

Yields of money market instruments declined over the reporting period, as the U.S. Federal Reserve (the “Fed”) reduced the federal funds rate and kept it near zero in response to the COVID-19 pandemic.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the fund normally invests at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash (including tri-party repurchase agreements). The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

Economic Recovery Continues

The reporting period began in an environment of accommodative monetary policy. Late in 2019, as global economic growth became increasingly sluggish, the Fed implemented three rate reductions. These reductions, which occurred prior to the reporting period, brought the federal funds rate to a range of 1.50%–1.75%. Other major central banks also shifted to, or continued, stimulative policies. As a result, signs of improvement in the economy appeared toward the end of 2019. Geopolitical concerns also waned somewhat.

But with the emergence of COVID-19 early in 2020, the global and the U.S. economies contracted sharply. U.S. GDP shrank by -5.0% in the first quarter of 2020 and by -31.4% in the second quarter of 2020. The contraction took a toll on the labor market, and in March 2020, 1.4 million jobs were lost. Job losses rose further in April 2020, amounting to 20.8 million and causing the unemployment rate to jump to 14.8%.

2

In response to the pandemic, Congress acted quickly, passing the $2 trillion Coronavirus Aid, Relief and Economic Security (CARES) Act. This legislation provided payments to qualified citizens and included the Paycheck Protection Program that enabled small businesses to keep their workers employed or hire them back. It also allowed businesses to use these funds to cover overhead costs.

The Fed also acted to support the economy. In March 2020, it made two emergency cuts, reducing the federal funds target to 0.00%-0.25%. The CARES Act also allocated $500 billion to the Fed, mostly for the purchase of securities, and the Fed began purchasing corporate bonds and fixed-income, exchange-traded funds. In April 2020, the Fed took additional actions to support the economy and markets, including an expansion of the Paycheck Protection Program Liquidity Facility, which was designed to ease lending to small businesses.

In addition to restarting the bond-buying program known as quantitative easing, in which it buys Treasuries and mortgage-backed securities, the Fed relaunched the Commercial Paper Funding Facility (CPFF). This involves direct purchases of commercial paper to ease pressures on large corporations that rely on this market to fund operations.

In response to these policy measures, economic activity in the U.S. began to improve. Job creation surged in May 2020, with new jobs rising by more than 2.7 million, reducing the unemployment rate to 13.3%. The economy continued to add new jobs in June and July 2020, with new positions totaling 4.8 million and 1.8 million, respectively. In September 2020, job creation amounted to only 711,000, but unemployment continued to decline, falling to 7.8%. In November 2020, the jobless rate fell further, hitting 6.7%.

Housing data also improved. In July 2020, housing starts, an indicator of future economic activity, soared by 17.5% over the June 2020 figure, and while housing starts in August 2020 declined month over month, they rose again in September, October and November 2020. More broadly, the economy rebounded strongly in the third quarter of 2020, rising 33.1%.

Inflation remained subdued during most of the reporting period. The core personal consumption expenditure (PCE) price index, which excludes volatile food and energy prices, remained well below the Fed’s 2.0% target until the third quarter of 2020, when it rose to 3.5%.

Interest Rates to Remain Low

The COVID-19 virus and the subsequent economic shutdown led to a freezing up of the money markets, but the Fed implemented policies to address the illiquidity. In addition to the CPFF, the Fed initiated the Money Market Liquidity Facility, helping to restore calm to the market.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

The Fed anticipates that the U.S. economy will rebound in 2021, and it believes unemployment will decline further in 2021. But full economic recovery may not arrive until 2022, so the Fed has indicated that it is unlikely to raise interest rates in the near future. As always, we have retained our longstanding focus on quality and liquidity.

January 15, 2021

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Yield provided for the fund reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect that may be extended, terminated, or modified at any time. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, seven-day yields during the reporting period would have been negative absent the expense absorption.

You could lose money by investing in a money market fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Although the fund’s board has no current intention to impose a fee upon the sale of shares or temporarily suspend redemptions if the fund’s liquidity falls below certain levels, the board reserves the ability to do so after providing at least 60 days’ prior written notice to shareholders.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Variable Investment Fund, Government Money Market Portfolio made available through insurance products may be similar to those of other funds managed or advised by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon fund.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Variable Investment Fund, Government Money Market Portfolio from July 1, 2020 to December 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2020

Expense paid per $1,000†	$.75
Ending value (after expenses)	$1,000.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2020

Expense paid per $1,000†	$.76
Ending value (after expenses)	$1,024.38
† Expenses are equal to the fund’s annualized expense ratio of .15%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
December 31, 2020

U.S. Government Agencies - 14.5%	Annualized Yield (%)	Principal Amount ($)		Value ($)
Federal Farm Credit Banks:
1/5/2021, 3 Month SOFR +.12%	0.21	3,000,000	[a]	3,000,029
Federal Home Loan Banks:
1/5/2021, 3 Month SOFR +.12%	0.21	2,000,000	[a]	2,000,000
1/29/2021	0.10	25,000,000	[b]	24,998,095
Federal National Mortgage Association:
1/5/2021, 3 Month SOFR +.19%	0.28	5,000,000	[a,c]	5,000,000
Total U.S. Government Agencies (cost $34,998,124)				34,998,124
U.S. Treasury Bills - 10.3%
2/16/2021 (cost $24,997,444)	0.08	25,000,000	[b]	24,997,444
U.S. Treasury Notes - 4.2%
5/15/2021	3.13	5,000,000		5,055,661
9/15/2021	2.75	5,000,000		5,092,220
Total U.S. Treasury Notes (cost $10,147,881)				10,147,881
U.S. Treasury Floating Rate Notes - 2.1%
1/12/2021, 3 Month U.S. T-BILL +.22% (cost $5,000,071)	0.32	5,000,000	[a]	5,000,071
Repurchase Agreements - 68.0%
ABN Amro Bank, Tri-Party Agreement thru BNY Mellon, dated 12/31/2020, due at 1/4/2021 in the amount of $54,000,240 (fully collateralized by: original par of $50,850,218, U.S. Treasuries (including strips), 0.13%-5.50%, due 5/31/22-2/15/50, valued at $55,080,000)	0.04	54,000,000		54,000,000

6

Repurchase Agreements - 68.0%(continued)	Annualized Yield (%)	Principal Amount ($)	Value ($)

Bank of Montreal, Tri-Party Agreement thru BNY Mellon, dated 12/31/2020, due at 1/4/2021 in the amount of $55,000,367 (fully collateralized by: original par of $4,881,745, Federal Home Loan Mortgage Corp Agency Collateralized Mortgage Obligation, 4.50%-6.29%, due 10/15/41-4/15/49, valued at $348,235, original par of $17,420,412, Federal Home Loan Mortgage Corp Agency Debentures and Agency Strips, 1.82%-4.50%, due 2/15/38-11/25/50, valued at $575,248, original par of $3,326,985, Federal Home Loan Mortgage Corp Agency Mortgage-Backed Securities, 1.50%-5.00%, due 8/1/32-12/1/50, valued at $2,575,226, original par of $121,858,355, Federal National Mortgage Association Agency Collateralized Mortgage Obligation, 0.04%-6.45%, due 1/25/23-1/25/51, valued at $3,353,863, original par of $1,520,997, Federal National Mortgage Association Agency Debentures and Agency Strips, 1.50%, due 11/25/24, valued at $498,360, original par of $43,462,527, Federal National Mortgage Association Agency Mortgage-Backed Securities, 0.34%-4.00%, due 11/25/24-12/1/50, valued at $19,169,501, original par of $253,084,742, Government National Mortgage Association Agency Collateralized Mortgage Obligation, 0.32%-6.10%, due 3/20/40-9/20/70, valued at $29,901,636, original par of $1,545,916, Government National Mortgage Association Agency Mortgage-Backed Securities, 3.00%-4.50%, due 4/20/42-12/20/50, valued at $1,624,278)

	0.06	55,000,000	55,000,000

7

STATEMENT OF INVESTMENTS (continued)

Repurchase Agreements - 68.0%(continued)	Annualized Yield (%)	Principal Amount ($)	Value ($)
ING Financial Markets, Tri-Party Agreement thru BNY Mellon, dated 12/31/2020, due at 1/4/2021 in the amount of $55,000,367 (fully collateralized by: original par of $54,633,909, U.S. Treasuries (including strips), 0.00%-5.50%, due 1/7/21-11/15/47, valued at $56,100,003)	0.06	55,000,000	55,000,000
Total Repurchase Agreements (cost $164,000,000)			164,000,000
Total Investments (cost $239,143,520)		99.1%	239,143,520
Cash and Receivables (Net)		.9%	2,126,317
Net Assets		100.0%	241,269,837

SOFR—Secured Overnight Financing Rate

U.S. T-BILL—U.S. Treasury Bill Money Market Yield

a Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.

b Security is a discount security. Income is recognized through the accretion of discount.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

Portfolio Summary (Unaudited) †	Value (%)
Repurchase Agreements	68.0
U.S. Treasury Securities	16.6
U.S. Government Agencies	14.5
99.1

† Based on net assets.
See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including repurchase agreements of $164,000,000) —Note 1(b)	239,143,520	239,143,520
Cash		2,222,918
Receivable for shares of Beneficial Interest subscribed		1,953,117
Interest receivable		67,009
Prepaid expenses		843
		243,387,407
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)		13,359
Payable for shares of Beneficial Interest redeemed		2,051,750
Trustees’ fees and expenses payable		2,265
Other accrued expenses		50,196
		2,117,570
Net Assets ($)		241,269,837
Composition of Net Assets ($):
Paid-in capital		241,271,435
Total distributable earnings (loss)		(1,598)
Net Assets ($)		241,269,837

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)	241,240,161
Net Asset Value Per Share ($)	1.00

See notes to financial statements.

9

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income ($):
Interest Income	1,065,373
Expenses:
Investment advisory fee—Note 2(a)	1,231,621
Professional fees	81,771
Trustees’ fees and expenses—Note 2(c)	22,894
Chief Compliance Officer fees—Note 2(b)	13,982
Custodian fees—Note 2(b)	12,091
Prospectus and shareholders’ reports	11,888
Shareholder servicing costs—Note 2(b)	1,017
Miscellaneous	7,707
Total Expenses	1,382,971
Less—reduction in expenses due to undertaking—Note 2(a)	(731,879)
Net Expenses	651,092
Investment Income—Net, representing net increase in net assets resulting from operations	414,281

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
Operations ($):
Investment Income—Net, representing net increase in net assets resulting from operations	414,281	3,051,380
Distributions ($):
Distributions to shareholders	(414,281)	(3,051,380)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	889,695,845	726,180,919
Distributions reinvested	414,281	3,051,380
Cost of shares redeemed	(830,774,471)	(728,894,164)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	59,335,655	338,135
Total Increase (Decrease) in Net Assets	59,335,655	338,135
Net Assets ($):
Beginning of Period	181,934,182	181,596,047
End of Period	241,269,837	181,934,182

See notes to financial statements.

11

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.002	.017	.013	.003	.000[a]
Distributions:
Dividends from investment income—net	(.002)	(.017)	(.013)	(.003)	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.21	1.67	1.28	.34	.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.58	.58	.58	.62
Ratio of net expenses to average net assets	.26	.57	.58	.57	.39
Ratio of net investment income to average net assets	.17	1.65	1.26	.37	.01
Net Assets, end of period ($ x 1,000)	241,270	181,934	181,596	196,347	148,659

a Amount represents less than $.001 per share.

See notes to financial statements.

12

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Government Money Market Portfolio (the “fund”) is a separate diversified series of BNY Mellon Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The fund is managed by Dreyfus Cash Investment Strategies, a division of BNY Mellon Investment Adviser, Inc. (the “Adviser”), the fund’s investment adviser and a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of BNY Mellon, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund operates as a “government money market fund” as that term is defined in Rule 2a-7 under the Act. It is the fund’s policy to maintain a constant net asset value (“NAV”) per share of $1.00 and the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a constant NAV per share of $1.00.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

13

NOTES TO FINANCIAL STATEMENTS (continued)

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate fair market value, the fair value of the portfolio securities will be determined by procedures established by and under the general oversight of the Company’s Board of Trustees (the “Board”).

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not

14

obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Short-Term Investments	-	239,143,520	-	239,143,520

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The collateral is held on behalf of the fund by the tri-party administrator with respect to any tri-party agreement. The fund may also jointly enter into one or more repurchase agreements with other funds managed by the Adviser in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

(c) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial

15

NOTES TO FINANCIAL STATEMENTS (continued)

markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

16

At December 31, 2020, the components of accumulated earnings (loss) on a tax basis were substantially the same as for financial reporting purposes.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2020. The fund has $1,598 of short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2020 and December 31, 2019 were all ordinary income.

At December 31, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

(f) New Accounting Pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848)-Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2―Investment Adivsory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.

The Adviser has undertaken to waive receipt of the investment advisory fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time. This

17

NOTES TO FINANCIAL STATEMENTS (continued)

undertaking is voluntary and not contractual, and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $731,879 during the period ended December 31, 2020.

(b) The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2020, the fund was charged $682 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2020, the fund was charged $12,091 pursuant to the custody agreement.

During the period ended December 31, 2020, the fund was charged $13,982 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $111,526, custodian fees of $3,692, Chief Compliance Officer fees of $2,903 and transfer agency fees of $98, which are offset against an expense reimbursement currently in effect in the amount of $104,860.

18

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Government Money Market Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Government Money Market Portfolio (the “Fund”) (one of the funds constituting BNY Mellon Variable Investment Fund), including the statement of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Variable Investment Fund) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 9, 2021

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BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 109

———————

Peggy C. Davis (77)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 39

———————

Gina D. France (62)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003-Present)

• Corporate Director and Baldwin Wallace University, Trustee (2013-Present)

• Dance Cleveland, non-profit, Trustee (2001-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 25

———————

21

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Joan Gulley (73)
Board Member (2017)
Principal Occupation During Past 5 Years:

• Director, Nantucket Library (2015-Present)

• Governor, Orchard Island Club (2016-Present)

No. of Portfolios for which Board Member Serves: 43

———————

Robin A. Melvin (57)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014 – 2020); Board member, Mentor Illinois (2013-2020)

• Trustee, Westover School, a private girls’ boarding school in Middlebury, Connecticut (2019-Present)

No. of Portfolios for which Board Member Serves: 87

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

22

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 117 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Senior Managing Counsel of BNY Mellon since December 2020; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the the Adviser or an affiliate of the the Adviser. He is 52 years old and has been an employee of the BNY Mellon since April 2004.

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OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Assistant Secretary of the Adviser since 2018; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 132 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 133 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

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25

For More Information

BNY Mellon Variable Investment Fund, Government Money Market Portfolio
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone Call your representative or 1-800-373-9387

Mail BNY Mellon Family of Funds to: BNY Mellon Institutional Services, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to instserv@bnymellon.com

Internet Access Dreyfus Money Market Funds at www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website for a period of five months. The fund files a monthly schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-MFP. The fund’s Forms N-MFP are available on the SEC’s website at www.sec.gov.

Information regarding how the fund voted proxies related to portfolio securities for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387

© 2021 BNY Mellon Securities Corporation 0117AR1220

BNY Mellon Variable Investment Fund, Growth and Income Portfolio

ANNUAL REPORT December 31, 2020

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2020 through December 31, 2020, as provided by John Bailer, CFA, David Intoppa, Leigh N. Todd, CFA and Brian Ferguson, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2020, BNY Mellon Variable Investment Fund, Growth and Income Portfolio’s Initial shares achieved a total return of 24.63%, and its Service shares achieved a total return of 24.33%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of 18.40% for the same period.2

U.S. stocks rose during the reporting period, as the economy recovered, and it became clear that vaccines for the COVID-19 virus would be distributed in the near term. The fund outperformed the Index largely due to an overweight position in the information technology sector and to successful security selections in the information technology and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue its goal, the fund normally invests primarily in stocks of domestic and foreign issuers. We seek to create a portfolio that includes a blend of growth and dividend-paying stocks, as well as other investments that provide income. We choose stocks through a disciplined investment process that combines computer-modeling techniques, “bottom-up” fundamental analysis and risk management. The investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the Index.

In selecting securities, we seek companies that possess some or all of the following characteristics: growth of earnings potential; operating margin improvement; revenue growth prospects; business improvement; good business fundamentals; dividend yield consistent with the fund’s strategy pertaining to income; value, or how a stock is priced relative to its perceived intrinsic worth; and healthy financial profile, which measures the financial well-being of the company.

The fund may use listed equity options to seek to enhance and/or mitigate risk. The fund will engage in “covered” option transactions where the fund has in its possession, for the duration of the strategy, the underlying physical asset or cash to satisfy any obligation the fund may have with respect to the option strategy.

Stocks Recover as the Economy Rebounds

Prior to the reporting period, stocks were supported by three rate cuts by the Federal Reserve (the “Fed”) late in 2019, by steady economic data and an announcement of a “Phase One” U.S.-China trade agreement. Stocks also benefited from the approval of a new U.S.-Mexico-Canada Trade Agreement, potentially reducing trade uncertainty with America’s neighbors.

However, early in 2020, markets experienced a sharp correction, amid growing concerns about COVID-19 in China, erasing gains that occurred late in 2019 and early in 2020. In response, the Fed reduced the federal funds rate by 50 basis points early in March 2020, bringing the target rate down to 1.00–1.25%. The Fed made another cut in mid-March 2020,

2

bringing the federal funds rate target to 0.00-0.25%. In addition, the Fed and other central banks initiated various programs to ease liquidity concerns in certain markets.

Congress also acted quickly, passing the $2 trillion Coronavirus Aid, Relief and Economic Security (CARES) Act. This legislation provided payments to qualified citizens and included the Paycheck Protection Program that enabled small businesses to keep their workers employed or hire them back. It also allowed businesses to use these funds to cover overhead costs.

In the second quarter of 2020, the economy began to show signs of recovery. Retail sales rebounded, and the outlook for manufacturing also improved. Job creation surged, beating economists’ expectations, and markets began to rebound as relief programs took effect, government shutdowns began to ease, economic data improved, and hope for a COVID-19 vaccine or effective therapy took hold.

Late in the reporting period, markets benefited from the announcement that COVID-19 vaccines would be available within a few months. Uncertainty surrounding the November 2020 election also eased, and investors began to factor the likelihood of additional stimulus and infrastructure spending into their calculations. With the end of the pandemic in view and continued economic rebound likely, investors began to shift away from growth-oriented stocks and into value- and income-oriented stocks.

Fund Performance Driven Primarily by Information Technology and Consumer Discretionary Sectors

The fund’s relative performance was driven largely by successful stock selection in two sectors, information technology and consumer discretionary. An overweight position in the information technology sector also added to relative returns. In the information technology sector, shares of Square, the mobile payments company, rose 248% during the period, while Twilio, a provider of cloud-based digital infrastructure, benefited from the work-from-home trend, and Shopify, a cloud-based provider of e-commerce infrastructure services, benefited from the trend toward e-commerce. Both stocks rose more than 200%. Semiconductor company NVIDIA also contributed positively, as the company continued to be a leading provider to the artificial intelligence, gaming and virtual reality segments. In the consumer discretionary sector, the fund’s positions in Tesla and General Motors were leading contributors. Amazon.com was advantageous, as the company rose 76% on strong demand.

On the other hand, the fund’s performance was hindered by certain sector allocations, including an overweight position in the energy sector. Stock selection also hindered performance in this sector, with positions in Schlumberger, an oil field services company, Marathon Petroleum, a refiner, and Philips 66, also a refiner, being the most notable detractors. In the materials sector, two fertilizer companies, CF Industries Holdings and Mosaic, were hurt by weak demand from end users.

Positioned for Further Economic Recovery

While growth-oriented stocks performed well during the reporting period, we believe that conditions are right for a recovery in more cyclical and income-oriented stocks. As the COVID-19 vaccines are distributed, and the economy continues to open, the economic environment should also improve, providing a boost to companies that are more dependent on the broader economy. Many of these cyclical companies reported lower earnings in 2020,

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

and their stocks should benefit from favorable year-over-year comparisons in 2021. In addition, many of the fund’s holdings held up well, despite the weak economy, and were able to avoid cutting their dividends. Although growth stocks are unlikely to repeat their performance in 2021, they remained positioned to continue to capitalize on secular growth trends.

Looking ahead, the fund has reduced its underweight to the communication services sector and lessened its exposure to the information technology sector. The fund has also increased its positions in the industrials and health care sectors.

January 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through May 1, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Variable Investment Fund, Growth and Income Portfolio made available through insurance products may be similar to those of other funds managed or advised by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon fund.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Initial shares and Service shares of BNY Mellon Variable Investment Fund, Growth and Income Portfolio with a hypothetical investment of $10,000 in S&P 500® Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a hypothetical $10,000 investment made in Initial shares and Service shares of BNY Mellon Variable Investment Fund, Growth and Income Portfolio on 12/31/10 to a hypothetical investment of $10,000 made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 12/31/2020
	1 Year	5 Years	10 Years
Initial shares	24.63%	15.11%	13.50%
Service shares	24.33%	14.82%	13.22%
S&P 500® Index	18.40%	15.21%	13.87%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Variable Investment Fund, Growth and Income Portfolio from July 1, 2020 to December 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2020

	Initial Shares	Service Shares
Expense paid per $1,000†	$4.58	$6.00
Ending value (after expenses)	$1,276.30	$1,274.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2020

	Initial Shares	Service Shares
Expense paid per $1,000†	$4.06	$5.33
Ending value (after expenses)	$1,021.11	$1,019.86

†  Expenses are equal to the fund’s annualized expense ratio of .80% for Initial Shares and 1.05% for Service Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
December 31, 2020

Description	Shares		Value ($)
Common Stocks - 98.5%
Automobiles & Components - 2.3%
General Motors	20,192		840,795
Tesla	2,023	[a]	1,427,570
			2,268,365
Banks - 4.1%
Bank of America	20,942		634,752
Essent Group	8,931		385,819
JPMorgan Chase & Co.	16,772		2,131,218
Truist Financial	4,979		238,644
U.S. Bancorp	12,958		603,713
			3,994,146
Capital Goods - 8.0%
AMETEK	6,346		767,485
Array Technologies	10,671	[a,b]	460,347
Carrier Global	14,089		531,437
Eaton	9,699		1,165,238
Hubbell	2,123		332,865
Ingersoll Rand	16,715	[a]	761,535
L3Harris Technologies	5,124		968,539
Northrop Grumman	745		227,016
Otis Worldwide	4,148		280,197
Quanta Services	6,910		497,658
Rockwell Automation	2,563		642,826
Trane Technologies	7,640		1,109,022
			7,744,165
Consumer Durables & Apparel - .9%
Lennar, Cl. A	2,657		202,543
VF	8,299		708,818
			911,361
Consumer Services - 1.2%
Las Vegas Sands	10,556		629,138
Wynn Resorts	4,851		547,338
			1,176,476
Diversified Financials - 7.2%
Ally Financial	13,611		485,368
Ameriprise Financial	1,880		365,340
Berkshire Hathaway, Cl. B	5,867	[a]	1,360,381
Capital One Financial	8,294		819,862
Morgan Stanley	19,353		1,326,261
The Charles Schwab	7,512		398,437
The Goldman Sachs Group	4,887		1,288,751

8

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Diversified Financials - 7.2% (continued)
Voya Financial	15,697	[b]	923,141
			6,967,541
Energy - 2.9%
Cabot Oil & Gas	15,707		255,710
ConocoPhillips	11,324		452,847
Hess	13,400		707,386
Marathon Petroleum	24,991		1,033,628
Phillips 66	5,453		381,383
			2,830,954
Food & Staples Retailing - .6%
Sysco	7,723		573,510
Food, Beverage & Tobacco - 2.4%
Archer-Daniels-Midland	7,737		390,022
PepsiCo	8,471		1,256,249
Philip Morris International	7,606		629,701
			2,275,972
Health Care Equipment & Services - 6.9%
Anthem	1,389		445,994
Becton Dickinson & Co.	2,679		670,339
Danaher	2,246		498,926
DexCom	1,483	[a]	548,295
Humana	1,894		777,051
Intuitive Surgical	971	[a]	794,375
Masimo	1,922	[a]	515,826
McKesson	1,795		312,186
Medtronic	12,303		1,441,173
Teleflex	1,555		639,991
			6,644,156
Insurance - 2.6%
Assurant	6,277		855,053
Chubb	6,984		1,074,977
Reinsurance Group of America	2,325		269,468
Willis Towers Watson	1,538		324,026
			2,523,524
Materials - 3.8%
CF Industries Holdings	24,540		949,943
Freeport-McMoRan	46,327		1,205,429
Louisiana-Pacific	9,952		369,916
The Mosaic Company	13,402		308,380
Vulcan Materials	5,771		855,897
			3,689,565
Media & Entertainment - 8.5%
Alphabet, Cl. A	1,158	[a]	2,029,557

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Media & Entertainment - 8.5% (continued)
Alphabet, Cl. C	1,131	[a]	1,981,376
Comcast, Cl. A	11,598		607,735
Facebook, Cl. A	7,743	[a]	2,115,078
Pinterest, Cl. A	13,377	[a]	881,544
Snap, Cl. A	12,364	[a]	619,066
			8,234,356
Pharmaceuticals Biotechnology & Life Sciences - 6.7%
AbbVie	19,404		2,079,139
Bristol-Myers Squibb	8,388		520,308
Eli Lilly & Co.	7,892		1,332,485
Horizon Therapeutics	7,139	[a]	522,218
Repligen	2,281	[a]	437,108
Sarepta Therapeutics	2,631	[a]	448,559
Seagen	3,217	[a]	563,425
Zoetis	3,382		559,721
			6,462,963
Real Estate - .4%
Weyerhaeuser	10,112	[c]	339,055
Retailing - 5.6%
Amazon.com	1,181	[a]	3,846,434
Booking Holdings	353	[a]	786,226
Lowe's	4,940		792,919
			5,425,579
Semiconductors & Semiconductor Equipment - 7.9%
Advanced Micro Devices	10,369	[a]	950,941
Applied Materials	9,193		793,356
Marvell Technology Group	11,388		541,386
Microchip Technology	7,580		1,046,874
NVIDIA	2,843		1,484,615
NXP Semiconductors	4,640		737,806
Qualcomm	13,397		2,040,899
			7,595,877
Software & Services - 12.9%
Ansys	1,787	[a]	650,111
Crowdstrike Holdings, CI. A	2,415	[a]	511,545
HubSpot	1,654	[a]	655,712
Medallia	11,340	[a]	376,715
Microsoft	16,350		3,636,567
PayPal Holdings	5,797	[a]	1,357,657
salesforce.com	4,741	[a]	1,055,015
ServiceNow	1,915	[a]	1,054,074
Snowflake, Cl. A	1,867	[a,b]	525,374
Splunk	2,858	[a]	485,546

10

Description		Shares		Value ($)
Common Stocks - 98.5% (continued)
Software & Services - 12.9% (continued)
Square, Cl. A		4,351	[a,b]	946,952
Twilio, Cl. A		2,263	[a]	766,026
Zoom Video Communications, CI. A		1,199	[a]	404,447
				12,425,741
Technology Hardware & Equipment - 7.6%
Apple		30,335		4,025,151
Cisco Systems		14,710		658,273
Cognex		9,616		772,021
Corning		19,699		709,164
Dolby Laboratories, Cl. A		4,463		433,491
Zebra Technologies, Cl. A		1,934	[a]	743,294
				7,341,394
Telecommunication Services - .5%
Vodafone Group, ADR		27,183		447,976
Transportation - 1.8%
FedEx		891		231,321
Uber Technologies		11,629	[a]	593,079
Union Pacific		4,278		890,765
				1,715,165
Utilities - 3.7%
Clearway Energy, Cl. C		13,350		426,266
Exelon		17,658		745,521
NextEra Energy		8,700		671,205
NextEra Energy Partners		7,802		523,124
PPL		31,640		892,248
The AES		12,394		291,259
				3,549,623
Total Common Stocks (cost $59,845,307)				95,137,464
	1-Day Yield (%)
Investment Companies - 1.6%
Registered Investment Companies - 1.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,591,806)	0.09	1,591,806	[d]	1,591,806

11

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $567,336)	0.05	567,336	[d]	567,336
Total Investments (cost $62,004,449)		100.7%		97,296,606
Liabilities, Less Cash and Receivables		(.7%)		(700,668)
Net Assets		100.0%		96,595,938

ADR—American Depository Receipt

aNon-income producing security.

bSecurity, or portion thereof, on loan. At December 31, 2020, the value of the fund’s securities on loan was $2,623,895 and the value of the collateral was $2,723,911, consisting of cash collateral of $567,336 and U.S. Government & Agency securities valued at $2,156,575.

cInvestment in real estate investment trust within the United States.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	28.3
Financials	14.0
Health Care	13.6
Consumer Discretionary	10.1
Industrials	9.8
Communication Services	9.0
Materials	3.8
Utilities	3.7
Consumer Staples	2.9
Energy	2.9
Investment Companies	2.2
Real Estate	.4
100.7

† Based on net assets.

See notes to financial statements.

12

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 12/31/19 ($)	Purchases ($)†	Sales ($)	Value 12/31/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	543,727	18,619,754	(17,571,675)	1,591,806	1.6	3,894
Investment of Cash Collateral for Securities Loaned: ††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	41,828	3,527,832	(3,569,660)	-	-	4,544†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	1,548,285	(980,949)	567,336.6		573†††
Total	585,555	23,695,871	(22,122,284)	2,159,142	2.2	9,011

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borowers of securities.

See notes to financial statements.

13

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,623,895)—Note 1(c):
Unaffiliated issuers	59,845,307	95,137,464
Affiliated issuers	2,159,142	2,159,142
Receivable for investment securities sold		120,911
Dividends and securities lending income receivable		78,647
Prepaid expenses		1,716
		97,497,880
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		59,518
Liability for securities on loan—Note 1(c)		567,336
Payable for shares of Beneficial Interest redeemed		116,256
Payable for investment securities purchased		96,393
Trustees’ fees and expenses payable		593
Other accrued expenses		61,846
		901,942
Net Assets ($)		96,595,938
Composition of Net Assets ($):
Paid-in capital		55,029,727
Total distributable earnings (loss)		41,566,211
Net Assets ($)		96,595,938

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	91,817,513	4,778,425
Shares Outstanding	2,573,316	133,643
Net Asset Value Per Share ($)	35.68	35.76

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income ($):
Income:
Cash dividends (net of $643 foreign taxes withheld at source):
Unaffiliated issuers	1,317,249
Affiliated issuers	3,875
Income from securities lending—Note 1(c)	5,117
Interest	285
Total Income	1,326,526
Expenses:
Investment advisory fee—Note 3(a)	625,270
Professional fees	87,991
Prospectus and shareholders’ reports	15,254
Chief Compliance Officer fees—Note 3(b)	13,982
Custodian fees—Note 3(b)	10,620
Distribution fees—Note 3(b)	10,490
Trustees’ fees and expenses—Note 3(c)	7,115
Loan commitment fees—Note 2	3,000
Shareholder servicing costs—Note 3(b)	712
Miscellaneous	14,836
Total Expenses	789,270
Less—reduction in expenses due to undertaking—Note 3(a)	(94,649)
Net Expenses	694,621
Investment Income—Net	631,905
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	6,549,557
Capital gain distributions from affiliated issuers	19
Net Realized Gain (Loss)	6,549,576
Net change in unrealized appreciation (depreciation) on investments	12,103,813
Net Realized and Unrealized Gain (Loss) on Investments	18,653,389
Net Increase in Net Assets Resulting from Operations	19,285,294

See notes to financial statements.

15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
Operations ($):
Investment income—net	631,905	815,137
Net realized gain (loss) on investments	6,549,576	6,116,807
Net change in unrealized appreciation (depreciation) on investments	12,103,813	13,770,294
Net Increase (Decrease) in Net Assets Resulting from Operations	19,285,294	20,702,238
Distributions ($):
Distributions to shareholders:
Initial Shares	(6,409,913)	(9,496,804)
Service Shares	(336,298)	(534,779)
Total Distributions	(6,746,211)	(10,031,583)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	1,960,181	2,453,424
Service Shares	193,323	33,603
Distributions reinvested:
Initial Shares	6,409,913	9,496,804
Service Shares	336,298	534,779
Cost of shares redeemed:
Initial Shares	(10,813,413)	(9,502,967)
Service Shares	(841,513)	(686,807)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(2,755,211)	2,328,836
Total Increase (Decrease) in Net Assets	9,783,872	12,999,491
Net Assets ($):
Beginning of Period	86,812,066	73,812,575
End of Period	96,595,938	86,812,066
Capital Share Transactions (Shares):
Initial Shares
Shares sold	70,955	83,060
Shares issued for distributions reinvested	279,286	335,162
Shares redeemed	(364,347)	(319,680)
Net Increase (Decrease) in Shares Outstanding	(14,106)	98,542
Service Shares
Shares sold	6,673	1,119
Shares issued for distributions reinvested	14,719	18,860
Shares redeemed	(28,426)	(23,125)
Net Increase (Decrease) in Shares Outstanding	(7,034)	(3,146)

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	31.82	28.03	32.72	28.81	29.98
Investment Operations:
Investment income—net[a]	.23	.30	.27	.26	.33
Net realized and unrealized gain (loss) on investments	6.17	7.36	(1.66)	5.22	2.27
Total from Investment Operations	6.40	7.66	(1.39)	5.48	2.60
Distributions:
Dividends from investment income—net	(.23)	(.33)	(.26)	(.23)	(.34)
Dividends from net realized gain on investments	(2.31)	(3.54)	(3.04)	(1.34)	(3.43)
Total Distributions	(2.54)	(3.87)	(3.30)	(1.57)	(3.77)
Net asset value, end of period	35.68	31.82	28.03	32.72	28.81
Total Return (%)	24.63	29.12	(4.68)	19.71	10.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	.93	.93	.90	.90
Ratio of net expenses to average net assets	.82	.93	.93	.90	.90
Ratio of net investment income to average net assets	.77	1.00	.87	.85	1.17
Portfolio Turnover Rate	66.45	61.08	63.89	61.00	64.41
Net Assets, end of period ($ x 1,000)	91,818	82,328	69,774	82,070	74,797

a Based on average shares outstanding.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Service Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	31.88	28.08	32.76	28.85	30.01
Investment Operations:
Investment income—net[a]	.16	.22	.19	.18	.25
Net realized and unrealized gain (loss) on investments	6.19	7.37	(1.65)	5.22	2.29
Total from Investment Operations	6.35	7.59	(1.46)	5.40	2.54
Distributions:
Dividends from investment income—net	(.16)	(.25)	(.18)	(.15)	(.27)
Dividends from net realized gain on investments	(2.31)	(3.54)	(3.04)	(1.34)	(3.43)
Total Distributions	(2.47)	(3.79)	(3.22)	(1.49)	(3.70)
Net asset value, end of period	35.76	31.88	28.08	32.76	28.85
Total Return (%)	24.33	28.79	(4.90)	19.38	9.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.18	1.18	1.18	1.15	1.15
Ratio of net expenses to average net assets	1.07	1.18	1.18	1.15	1.15
Ratio of net investment income to average net assets	.52	.76	.62	.60	.92
Portfolio Turnover Rate	66.45	61.08	63.89	61.00	64.41
Net Assets, end of period ($ x 1,000)	4,778	4,484	4,039	5,306	5,283

a Based on average shares outstanding.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Growth and Income Portfolio (the “fund”) is a separate non-diversified series of BNY Mellon Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek long-term capital growth, current income and growth of income consistent with reasonable investment risk. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

19

NOTES TO FINANCIAL STATEMENTS (continued)

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid

20

price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2020 in valuing the fund’s investments:

21

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1-Unadjusted Quoted Prices	Level 2-Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities—Common Stocks	95,137,464	–	–	95,137,464
Investment Companies	2,159,142	–	–	2,159,142

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of December 31, 2020, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual

22

maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2020, The Bank of New York Mellon earned $986 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable

23

NOTES TO FINANCIAL STATEMENTS (continued)

provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four year period ended December 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $873,738 undistributed capital gains $6,097,878 and unrealized appreciation $34,594,595.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2020 and December 31, 2019 were as follows: ordinary income $630,155 and $951,352, and long-term capital gains $6,116,056 and $9,080,231, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility

24

at the time of borrowing. During the period ended December 31, 2020, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from March 1, 2020 through May 1, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .80% of the value of the fund’s average daily net assets. On or after May 1, 2021, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $94,649 during the period ended December 31, 2020.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2020, Service shares were charged $10,490 pursuant to the Distribution Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits,

25

NOTES TO FINANCIAL STATEMENTS (continued)

if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2020, the fund was charged $620 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2020, the fund was charged $10,620 pursuant to the custody agreement.

During the period ended December 31, 2020, the fund was charged $13,982 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $60,789, Distribution Plan fees of $1,004, custodian fees of $3,200, Chief Compliance Officer fees of $2,903 and transfer agency fees of $132, which are offset against an expense reimbursement currently in effect in the amount of $8,510.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2020, amounted to $54,935,633 and $64,291,530, respectively.

At December 31, 2020, the cost of investments for federal income tax purposes was $62,702,011 accordingly, accumulated net unrealized appreciation on investments was $34,594,595, consisting of $35,953,876 gross unrealized appreciation and $1,359,281 gross unrealized depreciation.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Growth and Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Growth and Income Portfolio (the “Fund”) (one of the funds constituting BNY Mellon Variable Investment Fund), including the statements of investments and investments in affiliated issuers, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Variable Investment Fund) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 9, 2021

27

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby reports 84.02% of the ordinary dividends paid during the fiscal year ended December 31, 2020 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2021 of the percentage applicable to the preparation of their 2020 income tax returns. Also, the portfolio hereby reports $2.3103 per share as a long-term capital gain distribution paid on March 31, 2020.

28

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 109

———————

Peggy C. Davis (77)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 39

———————

Gina D. France (62)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003-Present)

• Corporate Director and Baldwin Wallace University, Trustee (2013-Present)

• Dance Cleveland, non-profit, Trustee (2001-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 25

———————

29

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Joan Gulley (73)
Board Member (2017)
Principal Occupation During Past 5 Years:

• Director, Nantucket Library (2015-Present)

• Governor, Orchard Island Club (2016-Present)

No. of Portfolios for which Board Member Serves: 43

———————

Robin A. Melvin (57)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014 – 2020); Board member, Mentor Illinois (2013-2020)

• Trustee, Westover School, a private girls’ boarding school in Middlebury, Connecticut (2019-Present)

No. of Portfolios for which Board Member Serves: 87

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

30

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 117 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Senior Managing Counsel of BNY Mellon since December 2020; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the the Adviser or an affiliate of the the Adviser. He is 52 years old and has been an employee of the BNY Mellon since April 2004.

31

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Assistant Secretary of the Adviser since 2018; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 132 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 133 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

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33

For More Information

BNY Mellon Variable Investment Fund, Growth and Income Portfolio
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0108AR1220

BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio

ANNUAL REPORT December 31, 2020

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2020 through December 31, 2020, as provided by Patrick Kent, CFA, CMT and James Boyd, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2020, BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio’s Initial shares produced a total return of 19.89%, and its Service shares produced a total return of 19.58%.1 In comparison, the Russell 2000®Index (the “Index”), the fund’s benchmark, produced a total return of 19.96% for the same period.2

Small-cap stocks rose over the reporting period, as the economy recovered in response to easing government shutdowns and the prospect of COVID-19 vaccines. The fund slightly lagged the Index, mainly due to unfavorable security selections in the health care and energy sectors.

The Fund’s Investment Approach

The fund seeks capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that fall within the range of the companies in the Index. Stocks are selected for the fund’s portfolio based primarily on bottom-up, fundamental analysis. The fund’s portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation.

Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger catalyst. In general, the fund seeks exposure to securities and sectors that are perceived to be attractive from a valuation and fundamental standpoint.

Stocks Recover as the Economy Rebounds

Prior to the reporting period, stocks were supported by three rate cuts by the Federal Reserve (the “Fed”) late in 2019, by steady economic data and an announcement of a “Phase One” U.S.-China trade agreement. Stocks also benefited from the approval of a new U.S.-Mexico-Canada Trade Agreement, potentially reducing trade uncertainty with America’s neighbors.

However, early in 2020, markets experienced a sharp correction, amid growing concerns about COVID-19 in China, erasing gains that occurred late in 2019 and early in 2020. In response, the Fed reduced the federal funds rate by 50 basis points early in March 2020, bringing the target rate down to 1.00–1.25%. The Fed made another cut in mid-March 2020, bringing the federal funds rate target to 0.00-0.25%.

In addition, the Fed and other central banks initiated various programs to ease liquidity concerns in certain markets, and government authorities introduced programs to keep small businesses afloat. Steps were also taken to provide relief to employees who had lost their jobs as a result of government-mandated business shutdowns.

2

In the second quarter of 2020, the economy began to show signs of recovery. Retail sales rebounded, and the outlook for manufacturing also improved. Job creation surged, beating economists’ expectations, and markets began to rebound as relief programs took effect, government shutdowns began to ease, economic data improved and hope for a COVID-19 vaccine or effective therapy took hold.

Late in the reporting period, markets benefited from the announcement that COVID-19 vaccines would be available within a few months. Uncertainty surrounding the November 2020 election also eased, and investors began to factor the likelihood of additional stimulus and infrastructure spending into their calculations. With the end of the pandemic in view and continued economic rebound likely, investors began to shift away from growth-oriented stocks and into value-oriented stocks.

Security Selections in Two Sectors Hindered Fund Performance

The fund’s performance versus the Index was primarily the result of selections in the health care and energy sectors, which detracted from returns. In the health care sector, the fund’s underweight position in the biotech industry also hampered performance. In the pharmaceutical industry, two companies whose product launches were delayed by the pandemic, TherapeuticsMD and Flexion Therapeutics, hindered returns. In the energy sector, PBF Energy, a refiner, and Scorpio Tankers, a shipping company, also detracted from fund returns.

On a more positive note, favorable stock selections in the real estate, financials, materials and utilities sectors contributed positively to performance. An underweight to the banking industry was also beneficial. In the real estate sector, shares of Redfin, a broker and online information provider, benefited from a rebound in home sales and an increased market share. In the financial sector, a position in Palomar Holdings, an insurance company specializing in earthquake coverage, experienced strong demand and improved pricing. In addition, PJT Partners, an investment bank focused on restructuring and merger & acquisition advisory services, experienced strong demand resulting from the economic downturn. A position in insurance company, BRP Group, was beneficial as well. In the materials sector, gold mining company, Alamos Gold gained as a result of higher gold prices and improved operating efficiency. MP Materials, which specializes in rare earth materials, also contributed positively. In the utilities sector, two companies focused on renewable energy performed well, NextEra Energy Partners and Clearway Energy.

An Optimistic Outlook for Small-Cap Stocks

The backdrop for small-cap equities remains favorable, given the improving economy and accommodative policies of central banks around the world. Although the first quarter of 2021 could be difficult due to ongoing challenges related to the pandemic, we believe that year-over-year profitability should rise as the year progresses, vaccines are distributed, the economy continues to open, and warm weather returns. We are finding attractive opportunities in the health care, information technology and consumer discretionary sectors,

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

and we continue to look for opportunities in industries that will benefit from the progressive opening of the economy.

January 15, 2021

¹ Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

² Source: Lipper Inc. — The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased, small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true, small-cap opportunity set. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio made available through insurance products may be similar to those of other funds managed or advised by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon fund.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Initial shares and Service shares of BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio with a hypothetical investment of $10,000 in the Russell 2000® Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a hypothetical investment of $10,000 made in each of the Initial and Service shares of BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio on 12/31/10 to a hypothetical investment of $10,000 made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the performance of the small-cap segment of the U.S. equity universe. The Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/2020
	1 Year	5 Years	10 Years
Initial shares	19.89%	11.52%	10.21%
Service shares	19.58%	11.24%	9.93%
Russell 2000® Index	19.96%	13.26%	11.20%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio from July 1, 2020 to December 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2020

	Initial Shares	Service Shares
Expense paid per $1,000†	$4.95	$6.43
Ending value (after expenses)	$1,370.30	$1,368.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2020

	Initial Shares	Service Shares
Expense paid per $1,000†	$4.22	$5.48
Ending value (after expenses)	$1,020.96	$1,019.71

†  Expenses are equal to the fund’s annualized expense ratio of .83% for Initial Shares and 1.08% for Service Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
December 31, 2020

Description	Shares		Value ($)
Common Stocks - 97.7%
Banks - 5.8%
Essent Group	88,126		3,807,043
First Bancorp/Puerto Rico	444,778		4,100,853
First Interstate BancSystem, Cl. A	82,426		3,360,508
First Merchants	86,949		3,252,762
Synovus Financial	97,706		3,162,743
			17,683,909
Capital Goods - 13.6%
Aerojet Rocketdyne Holdings	83,323		4,403,620
Builders FirstSource	100,299	[a]	4,093,202
Gibraltar Industries	51,917	[a]	3,734,909
GrafTech International	505,597		5,389,664
Masonite International	43,880	[a]	4,315,159
Maxar Technologies	102,959		3,973,188
Raven Industries	102,093		3,378,257
Rexnord	115,151		4,547,313
Valmont Industries	32,880		5,751,698
Wabash National	113,134		1,949,299
			41,536,309
Commercial & Professional Services - 6.6%
ADT	350,169		2,748,827
Clarivate	225,549	[a]	6,701,061
Clean Harbors	40,029	[a]	3,046,207
Covanta Holding	320,290		4,205,408
The Brink's Company	50,043		3,603,096
			20,304,599
Consumer Durables & Apparel - 6.4%
Callaway Golf	120,236	[b]	2,886,866
Century Communities	58,964	[a,b]	2,581,444
KB Home	102,486		3,435,331
Skyline Champion	103,737	[a]	3,209,623
Taylor Morrison Home	183,733	[a]	4,712,752
YETI Holdings	40,535	[a]	2,775,431
			19,601,447
Consumer Services - 4.4%
Bloomin‘ Brands	204,015		3,961,971
Cracker Barrel Old Country Store	10,964		1,446,371
Houghton Mifflin Harcourt	808,554	[a]	2,692,485
OneSpaWorld Holdings	150,448	[b]	1,525,543
Papa John's International	44,657		3,789,146
			13,415,516

7

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Diversified Financials - 3.0%
PJT Partners, Cl. A	62,448		4,699,212
PRA Group	112,772	[a]	4,472,538
			9,171,750
Energy - 1.8%
CNX Resources	375,789	[a]	4,058,521
PBF Energy, Cl. A	208,192	[b]	1,478,163
			5,536,684
Food & Staples Retailing - 1.2%
The Chefs' Warehouse	137,868	[a]	3,541,829
Food, Beverage & Tobacco - 2.2%
Darling Ingredients	88,871	[a]	5,126,079
J&J Snack Foods	9,985		1,551,369
			6,677,448
Health Care Equipment & Services - 9.6%
Acadia Healthcare	121,366	[a,b]	6,099,855
AdaptHealth	144,715	[a]	5,435,495
Health Catalyst	129,626	[a]	5,642,620
Molina Healthcare	11,897	[a]	2,530,254
Omnicell	33,670	[a]	4,041,073
R1 RCM	132,648	[a]	3,186,205
Tabula Rasa HealthCare	58,163	[a,b]	2,491,703
			29,427,205
Insurance - 2.4%
BRP Group, Cl. A	125,016	[a]	3,746,730
The Hanover Insurance Group	30,827		3,604,293
			7,351,023
Materials - 6.3%
Alamos Gold, Cl. A	623,909		5,459,204
Eagle Materials	31,884		3,231,443
IAMGOLD	791,619	[a,b]	2,905,242
Louisiana-Pacific	107,540		3,997,262
MP Materials	119,676	[a,b]	3,849,977
			19,443,128
Media & Entertainment - 3.6%
Cardlytics	34,634	[a,b]	4,944,696
EverQuote, Cl. A	109,094	[a]	4,074,661
Nexstar Media Group, Cl. A	19,150		2,090,989
			11,110,346
Pharmaceuticals Biotechnology & Life Sciences - 8.9%
Alkermes	90,780	[a]	1,811,061
Arena Pharmaceuticals	45,228	[a]	3,474,867
Denali Therapeutics	26,419	[a,b]	2,212,855
FibroGen	42,291	[a,b]	1,568,573

8

Description		Shares		Value ($)
Common Stocks - 97.7% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 8.9% (continued)
Generation Bio		44,356	[a,b]	1,257,493
GW Pharmaceuticals, ADR		12,906	[a,b]	1,489,482
PTC Therapeutics		18,880	[a]	1,152,246
Syneos Health		78,387	[a]	5,340,506
Ultragenyx Pharmaceutical		25,571	[a,b]	3,539,794
uniQure		36,555	[a]	1,320,732
Xenon Pharmaceuticals		164,735	[a,b]	2,533,624
Zogenix		74,953	[a]	1,498,311
				27,199,544
Real Estate - 3.5%
Colliers International Group		74,734		6,661,041
Redfin		61,045	[a]	4,189,518
				10,850,559
Semiconductors & Semiconductor Equipment - 1.7%
Diodes		73,368	[a]	5,172,444
Software & Services - 9.2%
Cloudera		516,342	[a,b]	7,182,317
Everbridge		32,032	[a,b]	4,775,010
Medallia		129,508	[a,b]	4,302,256
Mimecast		82,156	[a]	4,669,747
Paya Holdings, CI. A		528,407	[a,b]	7,175,767
				28,105,097
Technology Hardware & Equipment - 2.2%
ADTRAN		88,480		1,306,850
Ciena		85,918	[a]	4,540,766
Ondas Holdings		101,024	[a]	942,554
				6,790,170
Transportation - 1.7%
SkyWest		131,599		5,304,756
Utilities - 3.6%
Clearway Energy, Cl. C		182,289		5,820,488
NextEra Energy Partners		78,397		5,256,519
				11,077,007
Total Common Stocks (cost $225,983,329)				299,300,770
	1-Day Yield (%)
Investment Companies - 2.4%
Registered Investment Companies - 2.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $7,330,027)	0.09	7,330,027	[c]	7,330,027

9

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 3.8%
Registered Investment Companies - 3.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $11,599,220)	0.05	11,599,220	[c]	11,599,220
Total Investments (cost $244,912,576)		103.9%		318,230,017
Liabilities, Less Cash and Receivables		(3.9%)		(12,040,904)
Net Assets		100.0%		306,189,113

ADR—American Depository Receipt

aNon-income producing security.

bSecurity, or portion thereof, on loan. At December 31, 2020, the value of the fund’s securities on loan was $38,883,868 and the value of the collateral was $40,231,294, consisting of cash collateral of $11,599,220 and U.S. Government & Agency securities valued at $28,632,074.

cInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Industrials	21.9
Health Care	18.5
Information Technology	13.1
Financials	11.2
Consumer Discretionary	10.8
Materials	6.4
Investment Companies	6.2
Communication Services	3.6
Utilities	3.6
Real Estate	3.5
Consumer Staples	3.3
Energy	1.8
103.9

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 12/31/19 ($)	Purchases ($)†	Sales ($)	Value 12/31/20 ($)	Net Assets(%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	3,648,797	76,627,884	(72,946,654)	7,330,027	2.4	26,938
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	16,610,089	120,485,527	(137,095,616)	-	-	142,519†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	31,807,196	(20,207,976)	11,599,220	3.8	116,710†††
Total	20,258,886	228,920,607	(230,250,246)	18,929,247	6.2	286,167

† Included reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $38,883,868)—Note 1(c):
Unaffiliated issuers	225,983,329	299,300,770
Affiliated issuers	18,929,247	18,929,247
Dividends and securities lending income receivable		169,262
Receivable for shares of Beneficial Interest subscribed		12,328
Tax reclaim receivable		920
Prepaid expenses		6,008
		318,418,535
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		201,121
Liability for securities on loan—Note 1(c)		11,599,220
Payable for shares of Beneficial Interest redeemed		231,329
Payable for investment securities purchased		131,122
Trustees’ fees and expenses payable		3,074
Other accrued expenses		63,556
		12,229,422
Net Assets ($)		306,189,113
Composition of Net Assets ($):
Paid-in capital		237,005,391
Total distributable earnings (loss)		69,183,722
Net Assets ($)		306,189,113

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	286,250,168	19,938,945
Shares Outstanding	5,763,979	422,848
Net Asset Value Per Share ($)	49.66	47.15

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income ($):
Income:
Cash dividends (net of $20,883 foreign taxes withheld at source):
Unaffiliated issuers	2,167,963
Affiliated issuers	26,026
Income from securities lending—Note 1(c)	259,229
Interest	597
Total Income	2,453,815
Expenses:
Investment advisory fee—Note 3(a)	1,836,553
Professional fees	92,600
Prospectus and shareholders’ reports	54,408
Distribution fees—Note 3(b)	39,665
Trustees’ fees and expenses—Note 3(c)	21,290
Custodian fees—Note 3(b)	19,720
Chief Compliance Officer fees—Note 3(b)	13,982
Loan commitment fees—Note 2	9,169
Shareholder servicing costs—Note 3(b)	1,286
Interest expense—Note 2	668
Miscellaneous	21,531
Total Expenses	2,110,872
Investment Income—Net	342,943
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,160,937
Capital gain distributions from affiliated issuers	912
Net Realized Gain (Loss)	2,161,849
Net change in unrealized appreciation (depreciation) on investments	49,035,655
Net Realized and Unrealized Gain (Loss) on Investments	51,197,504
Net Increase in Net Assets Resulting from Operations	51,540,447

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
Operations ($):
Investment income—net	342,943	1,403,807
Net realized gain (loss) on investments	2,161,849	(5,993,372)
Net change in unrealized appreciation (depreciation) on investments	49,035,655	48,833,624
Net Increase (Decrease) in Net Assets Resulting from Operations	51,540,447	44,244,059
Distributions ($):
Distributions to shareholders:
Initial Shares	(1,469,047)	(28,402,234)
Service Shares	(66,238)	(3,065,222)
Total Distributions	(1,535,285)	(31,467,456)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	13,882,857	92,678,116
Service Shares	1,214,440	1,188,417
Distributions reinvested:
Initial Shares	1,469,047	28,402,234
Service Shares	66,238	3,065,222
Cost of shares redeemed:
Initial Shares	(36,150,285)	(20,097,158)
Service Shares	(2,247,850)	(2,084,925)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(21,765,553)	103,151,906
Total Increase (Decrease) in Net Assets	28,239,609	115,928,509
Net Assets ($):
Beginning of Period	277,949,504	162,020,995
End of Period	306,189,113	277,949,504
Capital Share Transactions (Shares):
Initial Shares
Shares sold	409,112	2,456,530
Shares issued for distributions reinvested	51,564	710,411
Shares redeemed	(927,661)	(497,256)
Net Increase (Decrease) in Shares Outstanding	(466,985)	2,669,685
Service Shares
Shares sold	36,881	30,881
Shares issued for distributions reinvested	2,444	80,621
Shares redeemed	(61,128)	(53,631)
Net Increase (Decrease) in Shares Outstanding	(21,803)	57,871

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	41.78	41.20	60.91	49.44	46.02
Investment Operations:
Investment income (loss)—net[a]	.06	.26	(.06)	(.12)	(.02)
Net realized and unrealized gain (loss) on investments	8.07	8.35	(9.48)	12.21	7.07
Total from Investment Operations	8.13	8.61	(9.54)	12.09	7.05
Distributions:
Dividends from investment income-net	(.25)	-	-	-	-
Dividends from net realized gain on investments	-	(8.03)	(10.17)	(.62)	(3.63)
Total distributions	(.25)	(8.03)	(10.17)	(.62)	(3.63)
Net asset value, end of period	49.66	41.78	41.20	60.91	49.44
Total Return (%)	19.89	21.78	(19.08)	24.69	17.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85	.84	.84	.85	.86
Ratio of net investment income (loss) to average net assets	.16	.64	(.12)	(.22)	(.05)
Portfolio Turnover Rate	68.67	65.42	67.90	70.11	88.08
Net Assets, end of period ($ x 1,000)	286,250	260,321	146,730	189,582	162,171

a Based on average shares outstanding.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Service Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	39.65	39.53	58.98	48.01	44.90
Investment Operations:
Investment income (loss)—net[a]	(.03)	.16	(.19)	(.25)	(.13)
Net realized and unrealized gain (loss) on investments	7.68	7.99	(9.09)	11.84	6.87
Total from Investment Operations	7.65	8.15	(9.28)	11.59	6.74
Distributions:
Dividends from investment income-net	(.15)	-	-	-	-
Dividends from net realized gain on investments	-	(8.03)	(10.17)	(.62)	(3.63)
Total distributions	(.15)	(8.03)	(10.17)	(.62)	(3.63)
Net asset value, end of period	47.15	39.65	39.53	58.98	48.01
Total Return (%)	19.58	21.49	(19.29)	24.37	16.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10	1.09	1.09	1.10	1.11
Ratio of net investment income (loss) to average net assets	(.09)	.41	(.37)	(.47)	(.30)
Portfolio Turnover Rate	68.67	65.42	67.90	70.11	88.08
Net Assets, end of period ($ x 1,000)	19,939	17,628	15,291	20,322	17,353

a Based on average shares outstanding.
See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Opportunistic Small Cap Portfolio (the “fund”) is a separate diversified series of BNY Mellon Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek capital growth. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

17

NOTES TO FINANCIAL STATEMENTS (continued)

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid

18

price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2020 in valuing the fund’s investments:

19

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1- Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	299,300,770	-	-	299,300,770
Investment Companies	18,929,247	-	-	18,929,247

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of December 31, 2020, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual

20

maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2020, The Bank of New York Mellon earned $42,500 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and

21

NOTES TO FINANCIAL STATEMENTS (continued)

net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $340,043, accumulated capital losses $3,896,783 and unrealized appreciation $72,740,462.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2020. The fund has $3,896,783 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2020 and December 31, 2019 were as follows: ordinary income $1,535,285 and $6,559,931, and long-term capital gains $0 and $24,907,525, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with

22

Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2020 was approximately $26,230 with a related weighted average annualized interest rate of 2.55%.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2020, Service shares were charged $39,665 pursuant to the Distribution Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2020, the fund was charged $1,120 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2020, the fund was charged $19,720 pursuant to the custody agreement.

During the period ended December 31, 2020, the fund was charged $13,982 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $190,312, Distribution Plan fees of $4,143, custodian fees of $3,489, Chief Compliance Officer fees of $2,903 and transfer agency fees of $274.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2020, amounted to $164,770,945 and $191,089,092, respectively.

At December 31, 2020, the cost of investments for federal income tax purposes was $245,489,555; accordingly, accumulated net unrealized appreciation on investments was $72,740,462, consisting of $85,236,292 gross unrealized appreciation and $12,495,830 gross unrealized depreciation.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Opportunistic Small Cap Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Opportunistic Small Cap Portfolio (the “Fund”) (one of the funds constituting BNY Mellon Variable Investment Fund), including the statements of investments and investments in affiliated issuers, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Variable Investment Fund) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 09, 2021

25

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2020 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2021 of the percentage applicable to the preparation of their 2020 income tax returns.

26

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 109

———————

Peggy C. Davis (77)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 39

———————

Gina D. France (62)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003-Present)

• Corporate Director and Baldwin Wallace University, Trustee (2013-Present)

• Dance Cleveland, non-profit, Trustee (2001-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 25

———————

27

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Joan Gulley (73)
Board Member (2017)
Principal Occupation During Past 5 Years:

• Director, Nantucket Library (2015-Present)

• Governor, Orchard Island Club (2016-Present)

No. of Portfolios for which Board Member Serves: 43

———————

Robin A. Melvin (57)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014 – 2020); Board member, Mentor Illinois (2013-2020)

• Trustee, Westover School, a private girls’ boarding school in Middlebury, Connecticut (2019-Present)

No. of Portfolios for which Board Member Serves: 87

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P.Feldman, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

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OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 117 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Senior Managing Counsel of BNY Mellon since December 2020; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the the Adviser or an affiliate of the the Adviser. He is 52 years old and has been an employee of the BNY Mellon since April 2004.

29

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Assistant Secretary of the Adviser since 2018; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 132 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 133 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0121AR1220

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Gina D. France, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Ms. France is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $286,481 in 2019 and $139,412 in 2020.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $82,843 in 2019 and $45,186 in 2020.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $25,884 in 2019 and $12,416 in 2020.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $108 in 2019 and $0 in 2020.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2019 and $0 in 2020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $605,259 in 2019 and $1,264,899 in 2020.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Variable Investment Fund

By:       /s/ David DiPetrillo

            David DiPetrillo

            President (Principal Executive Officer)

Date:    February 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ David DiPetrillo

            David DiPetrillo

            President (Principal Executive Officer)

Date:    February 8, 2021

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    February 8, 2021

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)